CODE OF ETHICS FOR SENIOR EXECUTIVE
                      OFFICER AND SENIOR FINANCIAL OFFICERS

     In addition to the Code of Business Conduct and Ethics of Med-X Systems, Inc. (the "Company") that apply to all employees and directors of the Company, the President, the Chief Executive Officer, the Chief Operating Officer, and all financial officers, including the principal financial officer and the principal accounting officer (individually, an "Officer" and collectively, the "Officers").

     1. Each Officer is responsible for full, fair, accurate, timely and understandable disclosure in all periodic reports and financial disclosures required to be filed by the Company with the SEC or disclosed to the Company's stockholders and/or the public.

     2. Therefore, each Officer shall immediately bring to the attention of the Audit Committee, or Disclosure Compliance Officer, any material information of which the Officer becomes aware that affects the disclosures made by the Company in its public filings and assist the Audit Committee or Disclosure Compliance Officer in fulfilling its responsibilities for full, fair, accurate, timely and understandable disclosure in all periodic reports required to be filed with the SEC.

     3. Each of the Officers shall immediately bring to the attention of the Audit Committee or Disclosure Compliance Officer any information he may have concerning:

          (a) Defects, deficiencies, or discrepancies related to the design or operation of internal controls which may affect the Company's ability to accurately record, process, summarize, report and disclose its financial data; or

          (b) Any fraud, whether or not material, that involves management or other employees who have influential roles in the Company's financial reporting, disclosures or internal controls.

     4. Each Officer shall promptly notify the Company's General Counsel, or the President or Chief Executive Officer as well as the Audit Committee of any information he may have concerning any violation of the Company's Code of Ethics, including any actual or apparent conflicts of interest between personal and professional relationships, involving any management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls.

     5. Each Officer shall immediately bring to the attention of the General Counsel, the President or the Chief Executive Officer and the Audit Committee any information he may have concerning evidence of a material violation of the securities or other laws, rules or regulation applicable to the Company and the operation of its business, by the Company or any agent of the Company.

     6. The Board of Directors shall determine, or designate appropriate persons to determine, the appropriate actions to be taken in the event of a reported violation of the Code of Ethics. The actions taken shall be designed to deter wrongdoing and to promote accountability for adherence to the Code of Ethics. Such action may include a written notice to the individual involved that the Board has determined that there has been a violation, censure by the Board, demotion or re-assignment of the individual involved, suspension without pay or benefits (as determined by the Board) and termination of employment.

     In determining what action should be taken, the Board, or its designee, shall take into account all relevant information, including:

          (a)     The  nature  and  severity  of  the  violation;

          (b) Whether the violations was a single occurrence or repeated occurrences;

          (c) Whether the violation appears to have been intentional or inadvertent;


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          (d)     Whether  the  individual in question had been advised prior to the  violation  as  to  the  proper  course  of  action;  and

          (e) Whether or not the individual in question has committed other violations in the past.

                                   By  Order  of  the  Board  of  Directors,



                                   By  /s/
                                     -------------------------------------------


Dated  July  27,  2007.


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